Exhibit 10.2

SECURITY AGREEMENT

        The undersigned (hereinafter called the “Debtor”) and INGRAM MICRO INC. (hereinafter called the “Secured Party”), for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby agree as follows:

        1.    SECURITY INTEREST. The Debtor hereby grants to the Secured Party a security interest (hereinafter called the “Security Interest”) in all property of the following types, wherever located and whether now owned or hereafter owned or acquired by the Debtor, whether or not affixed to realty, in all Proceeds and Products thereof in any form, in all parts, accessories, attachments, special tools, additions, replacements, substitutions and accessions thereto or therefor, and in all increases or profits received therefrom: all Equipment, Inventory, Accounts and Chattel Paper (hereinafter collectively called the “Collateral”).

        2.    OBLIGATIONS SECURED. The Security Interest secures the full and punctual payment and performance when due, whether at a stated time, by acceleration or otherwise, of any and all indebtedness, obligations and liabilities of the Debtor to the Secured Party, whether now existing or hereafter incurred, of every kind and character, direct or indirect, and whether such indebtedness, liabilities and obligations are from time to time reduced and thereafter increased, or entirely extinguished and thereafter reincurred, including, without limitation, all now existing or hereafter incurred indebtedness, obligations and liabilities of the Debtor to the Secured Party (a) arising out of the purchase by the Debtor from the Secured Party of any of the Equipment or Inventory constituting a portion of the Collateral, whether for the price thereof, transportation charges relating thereto, interest, fees, expenses or otherwise, or (b) arising under this Security Agreement (all said indebtedness, obligations and liabilities described above in this paragraph, being hereinafter collectively called the “Obligations”).

        3.    REPRESENTATIONS AND WARRANTIES OF DEBTOR. The Debtor represents and warrants, and, so long as this Security Agreement is in effect, shall be deemed continuously to represent and warrant that: (a) to the best knowledge of the Debtor, any financial statements and other information heretofore delivered to the Secured Party, and any representation, warranty or statement heretofore made or furnished to the Secured Party, by or on behalf of the Debtor or any endorser, guarantor or any other party liable for, or whose assets or any interest therein secures, the payment or performance of all or any portion of the Obligations (collectively, the “Third Party Obligor”), in connection with the Obligations, this Security Agreement or any document, instrument or agreement evidencing, securing or otherwise directly or indirectly relating to any of the Obligations, were true and accurate in all material respects when so delivered, made or furnished and, in the case of financial statements, were prepared in accordance with generally accepted accounting principles consistently applied in preceding periods; (b) there has been no material, adverse change in the business or properties, or the condition or operations, financial or otherwise, of the

Debtor or any Third Party Obligor since the date on which any of the financial statements, information, representations, warranties or statements described in clause (a) above were delivered, made or furnished to the Secured Party; (c) the Debtor is the owner of the Collateral free of all security interests or other encumbrances, except the Security Interest and except as specified in Schedule A attached hereto and made a part hereof; (d) the Debtor’s business address and chief executive office are at the Debtor’s address specified below; and the Debtor’s records concerning the Collateral are kept at the Debtor’s address specified below; and any and all tradenames, division names, assumed names or other names under which the Debtor transacts any part of its business are specified in Schedule A attached hereto and made a part hereof; (e) to the best knowledge of the Debtor each Account and Chattel Paper constituting the Collateral is genuine and enforceable in accordance with its terms against the party obligated to pay it (hereinafter called the “Account Debtor”); and to the best knowledge of the Debtor, no Account Debtor has any defense, setoff, claim or counterclaim against the Debtor which can be asserted against the Secured Party, whether in any proceeding to enforce the Collateral or otherwise; (f) the amounts represented from time to time by the Debtor to the Secured Party as owing by each Account Debtor or by all Account Debtors will be and are the correct amounts actually and unconditionally owing by such Account Debtor or Debtors individually and in the aggregate, except for normal cash discounts where applicable; and (g) the Collateral which consists of Equipment or Inventory is located at the Debtor’s address specified below and at any other locations specified in Schedule A attached hereto and made a part hereof.

        4.    COVENANTS OF DEBTOR. So long as this Security Agreement is in effect, the Debtor: (a) will defend the Collateral against the claims and demands of all other parties, including, without limitation, defenses, setoffs, claims and counterclaims asserted by any Account Debtor against the Debtor or the Secured Party, except, as to Inventory, purchasers and lessees in the ordinary course of the Debtor’s business; will keep the Collateral free from all security interests or other encumbrances, except the Security Interest and except as specified in Schedule A attached hereto and made a part hereof; will not sell, transfer, lease, assign, deliver or otherwise dispose of any Collateral or any interest therein without the prior written consent of the Secured Party (which consent shall not be unreasonably withheld or delayed), except that so long as no Event of Default (as hereinafter defined) exists, the Debtor may sell or lease Inventory in the ordinary course of the Debtor’s business; and, with respect to Collateral which consists of Equipment or Inventory, will keep such Collateral only at the location at the Debtor’s address specified below and at the locations, if any, specified in Schedule A attached hereto and made a part hereof; (b) will notify the Secured Party promptly in writing of any change in the Debtor’s business address and chief executive office specified below, any change in the address at which records concerning the Collateral are kept and any change in the Debtor’s name, identity or corporate or other structure; (c) will furnish to the

Secured Party such updated or additional financial statements, reports, tax returns and other information as the Secured Party may from time to time reasonably request regarding the financial or business affairs of the Debtor; will keep, in accordance with generally accepted accounting principles consistently applied in preceding periods, accurate and complete books and records, including, without limitation, records concerning the Collateral; at the Secured Party’s request, will mark any and all such books and records to indicate the Security Interest; will permit the Secured Party or its agents, at the Secured Party’s cost, at reasonable times and on reasonable prior notice, to inspect the Collateral and to audit and make extracts from or copies of such books and records and any of the Debtor’s ledgers, reports, correspondence or other books and records; and will duly account to the Secured Party’s reasonable satisfaction, at such reasonable time or times as the Secured Party may require in writing, for any of the Collateral; (d) will deliver to the Secured Party upon written demand, all Documents and all Chattel Paper (duly endorsed to the Secured Party) constituting, representing or relating to the Collateral or any part thereof, and any schedules, invoices, shipping documents, delivery receipts, purchase orders, contracts or other documents representing or relating to the Collateral or any part thereof; (e) will not, without the Secured Party’s prior written consent (which consent shall not be unreasonably withheld or delayed), make or agree to make any alteration, modification or cancellation of, or substitution for, or credits, adjustments or allowances on, Accounts or Chattel Paper constituting the Collateral; will furnish to the Secured Party, on written request, all credit and other information respecting the financial condition of any Account Debtor; and will notify the Secured Party promptly of any default (beyond applicable grace and cure periods) by any Account Debtor in payment or other performance of obligations with respect to any Collateral; (f) will insure the Collateral against risks, in coverage, form and amount, and by insurer, reasonably satisfactory to the Secured Party, and will cause each policy to be payable to the Secured Party as a named insured and loss payee, as its interest may appear, and to contain an agreement by the insurer that such policy shall not be canceled or modified without at least thirty (30) days’ prior written notice to the Secured Party, and, upon the Secured Party’s written request, will deliver each policy or certificate of insurance to the Secured Party; (g) in connection herewith, will execute and deliver to the Secured Party such financing statements, assignments and other documents and do such other things relating to the Collateral and the Security Interest as the Secured Party may reasonably request, and pay all reasonable costs of title searches and filing financing statements, assignments and other documents in all public offices requested in writing by the Secured Party; and will not, without the prior written consent of the Secured Party (which consent shall not be unreasonably be withheld or delayed), file or authorize or permit to be filed in any public office any financing statement naming the Debtor as debtor and not naming the Secured Party as secured party; (h) will not place the Collateral in any warehouse which may issue a negotiable document with respect thereto; and (i) will prevent the Collateral or any part thereof from becoming a Fixture.

        5.    VERIFICATION OF COLLATERAL. The Secured Party shall have the right to verify all or any Collateral in any manner and through any medium the Secured Party may reasonably consider appropriate, and the Debtor agrees to furnish all assistance and information and perform any acts which the Secured Party may require in connection therewith and to pay all of the Secured Party’s costs therefor.

        6.    NOTIFICATION AND PAYMENTS. After the occurrence and during the continuance of any one or more of the Events of Default as hereinafter defined, the Secured Party may notify all or any Account Debtors or other parties obligated to make payments on and from the Collateral of the Security Interest and may also direct such Account Debtors or other parties to make all payments on the Collateral to the Secured Party. All payments on and from the Collateral received by the Secured Party directly or from the Debtor shall be applied to the Obligations in such order and manner and at such time as the Secured Party shall, in its sole discretion, determine. The Secured Party may demand of the Debtor in writing, before or after notification to such Account Debtors or other parties and without waiving in any manner the Security Interest, that any payments on and from the Collateral received by the Debtor: (a) shall be held by the Debtor in trust for the Secured Party in the same medium in which received; (b) shall not be commingled with any assets of the Debtor; and (c) shall be delivered to the Secured Party in the form received, properly endorsed to permit collection, or, at the option of the Secured Party, shall be deposited in a separate bank account designated by, and under the sole control of, the Secured Party, not later than the next business day following the day of their receipt; and the Debtor shall comply with such demand. The Debtor shall also promptly notify the Secured Party of the return or repossession by the Debtor of Goods underlying any Collateral, and the Debtor shall hold the same in trust for the Secured Party and shall dispose of the same as the Secured Party directs. The rights of the Secured Party under this Section 6 are subject to the exercise of any similar rights by any secured party having a security interest in the Collateral which has priority under the UCC over the Security Interest.

        7.    DEFAULT.
        (a)    Any of the following events (hereinafter collectively called the “Events of Default” and individually called an “Event of Default”) shall constitute an Event of Default hereunder: (i) any of the Obligations shall not be paid or performed within fifteen (15) days following the date that such payment or performance shall have become due; (ii) any financial statements or other information heretofore or hereafter delivered to the Secured Party by or on behalf of the Debtor or any Third Party Obligor, or any representation or warranty made by the Debtor hereunder, or any representation, warranty or statement otherwise heretofore or hereafter made or furnished to the Secured Party by or on behalf of the Debtor or any Third Party Obligor, shall prove to have been untrue or incorrect in any material respect when so delivered, made or furnished; (iii) the Debtor or any Third Party Obligor shall fail to perform or observe any term, covenant, agreement or condition contained herein or in any document, instrument or agreement evidencing, securing or otherwise directly or indirectly relating to any of the Obligations and such failure continues uncured for fifteen (15) days after written notice thereof from the Secured Party; (iv) the Debtor or any Third Party Obligor shall become insolvent, or shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against the Debtor or any Third Party Obligor seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of any order for relief or the appointment of a receiver, trustee or other similar official for it or for any substantial part of its property; or the Debtor or any Third Party Obligor shall take any corporate or other action to authorize any of the actions set forth above in this clause (iv); (v) a final judgment or order for the payment of money or a writ or order of attachment, which, in either case, exceeds $150,000.00, shall be rendered against the Debtor or any Third Party Obligor not specifically covered by insurance and either (aa) enforcement proceedings shall have been commenced by any creditor upon such judgment, order or writ, or (bb) a stay of enforcement of such judgment, order or writ, by reason of a pending appeal or otherwise, shall not be in effect for any period of ten (10) consecutive days; or (vi) if the Debtor or any Third Party Obligor is an individual, the Debtor or any such Third Party Obligor shall die or shall be judicially declared to be incompetent; (vii) the Debtor or any Third Party Obligor shall be dissolved, or shall cease doing business as a going business concern, or shall make any, or send notice of any intended, bulk sale, or shall sell, assign, transfer, lease, convey or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired), or shall merge into or be consolidated with any party without the prior written consent of the Secured Party; (viii) any indebtedness, obligation or liability of the Debtor or any Third Party Obligor to any party other than the Secured Party, which exceeds $150,000.00, shall not be paid or performed when due, whether at stated maturity, by acceleration or otherwise, or shall be declared to be due and payable prior to the stated maturity thereof; or (ix) the Secured Party shall in good faith and with a reasonable basis therefor deem itself insecure.

        (b)    If any one or more of the Events of Default shall occur and be continuing, all or any part of any Obligations not payable on demand shall, at the election of the Secured Party, become and be due and payable at once, without presentment, demand, protest or further notice of any kind. The provisions of this subparagraph are not intended in any way to and do not affect any rights of the Secured Party with respect to any Obligations which may now or hereafter be payable on demand.

        (c)    The Secured Party’s rights and remedies with respect to the Collateral shall be those of a Secured Party under the Uniform Commercial Code and under any other applicable law, as the same may from time to time be in effect, in addition to those rights and remedies granted herein and in any other document, instrument or agreement now or hereafter in effect between the Debtor and the Secured Party. If any one or more of the Events of Default shall occur and be continuing, the Secured Party may require the Debtor to assemble the Collateral and make it available to the Secured Party at the Debtor’s premises, and the Secured Party may use and operate the Collateral, and, in this regard, the Secured Party shall be entitled as a matter of right, if it shall so elect, forthwith, without prior demand or notice, and without declaring any of the Obligations to be due and payable, and without regard to the value of the Collateral or any part thereof, to the appointment of a receiver or receivers of the Collateral or any part thereof, and of all revenues and profits thereof, in order to manage, protect and preserve the Collateral or any part thereof and to continue the operations and business of the Debtor, with such powers as the court making such appointment shall confer, which may comprise any or all of the powers that the Secured Party is authorized to exercise hereunder or under applicable law.

        (d)    Without in any way requiring notice to be given in the following time and manner, the Debtor agrees that any notice by the Secured Party of sale, disposition or other intended action hereunder or in connection herewith, whether required by the Uniform Commercial Code or otherwise, shall constitute reasonable notice to the Debtor if such notice is mailed by regular or certified mail, postage prepaid, at least five (5) days prior to such action, to the Debtor’s address specified below or to any other address which the Debtor has specified in writing to the Secured Party as the address to which notices hereunder shall be given to the Debtor.

        (e)    The Debtor agrees to pay on written demand all reasonable costs and expenses incurred by the Secured Party in enforcing this Security Agreement, in realizing upon or protecting any Collateral and in enforcing and collecting any Obligations or any guaranty thereof, including, without limitation, if the Secured Party retains counsel for advice, suit, appeal, insolvency or other proceedings under the federal Bankruptcy Code or otherwise, or for any of the above purposes, the reasonable attorneys’ fees incurred by the Secured Party. Payment of all moneys hereunder is secured by the Collateral.

        8.    MISCELLANEOUS.
        (a)    The Debtor hereby authorizes the Secured Party, at the Debtor’s expense, to file such financing statement or statements relating to the Collateral without the Debtor’s signature thereon as the Secured Party at its option may deem appropriate, and appoints the Secured Party as the Debtor’s attorney-in-fact (without requiring the Secured Party) to execute any such financing statement or statements in the Debtor’s name and to perform all other acts which the Secured Party reasonably deems appropriate to perfect and continue the Security Interest and to protect, preserve and realize upon the Collateral. This power of attorney shall be not affected by the subsequent disability or incompetence of the Debtor.

        (b)    The Secured Party may demand, collect and sue on any and all Accounts, Chattel Paper and Proceeds (in either the Debtor’s or the Secured Party’s name at the latter’s option); may enforce, compromise, settle or discharge such Collateral without discharging the Obligations or any part thereof; and may endorse the Debtor’s name on any and all checks, commercial paper and any other Instruments pertaining to or constituting the Collateral.

        (c)    Without limiting any other right of the Secured Party, whenever the Secured Party has the right to declare any Obligations to be immediately due and payable (whether or not it has so declared), the Secured Party at its sole election may set off against the Obligations any and all moneys then or thereafter owed to the Debtor by the Secured Party in any capacity, whether or not the Obligations or the obligation to pay such moneys owed by the Secured Party is then due, and the Secured Party shall be deemed to have exercised such right of set off immediately at the time of such election even though any charge therefor is made or entered on the Secured Party’s records subsequent thereto.

        (d)    Upon the Debtor’s failure to perform any of its duties hereunder within ten (10) days after written notice from the Secured Party, the Secured Party may, but shall not be obligated to, perform any or all such duties, including, without limitation, payment of taxes, assessments, insurance and other charges and expenses as herein provided, and the Debtor shall pay an amount equal to the reasonable cost thereof to the Secured Party on demand by the Secured Party. Payment of all moneys hereunder is secured by the Collateral.

        (e)    No course of dealing between the Debtor and the Secured Party and no delay or omission by the Secured Party in exercising any right or remedy hereunder or with respect to any Obligations shall operate as a waiver thereof or of any other right or remedy, and no single or partial exercise thereof shall preclude any other or further exercise thereof or the exercise of any other right or remedy. The Secured Party may remedy any Event of Default by the Debtor hereunder or with respect to any Obligations in any reasonable manner without waiving the Event of Default remedied and without waiving any other prior or subsequent Event of Default by the Debtor. All rights and remedies of the Secured Party hereunder are cumulative.

        (f)    The Secured Party shall have no obligation to take, and the Debtor shall have the sole responsibility for taking, any and all steps to preserve rights against any and all prior parties to any Instrument or Chattel Paper constituting the Collateral, whether or not in the Secured Party’s possession. The Secured Party shall not be responsible to the Debtor for loss or damage resulting from the Secured Party’s failure to enforce or collect any such Collateral or to collect any moneys due or to become due thereunder. Debtor waives protest of any Instrument constituting the Collateral at any time held by the Secured Party on which the Debtor is in any way liable and waives notice of any other action taken by the Secured Party.

        (g)    The Debtor authorizes the Secured Party, without notice or demand and without affecting the Debtor’s obligations hereunder, from time to time: (i) to exchange, enforce or release any collateral or any part thereof (other than the Collateral) taken from any party for payment of the Obligations or any part thereof; (ii) to release, substitute or modify any obligation of any Third Party Obligor; (iii) if any one or more of the Events of Default shall occur, to direct the order or manner of disposition of the Collateral and any and all other collateral and the enforcement of any and all endorsements, guaranties and other obligations relating to the Obligations or any part thereof, as the Secured Party, in its sole and absolute discretion, may determine; and (iv) to determine how, when and what application of payments and credits, if any, shall be made on the Obligations or any part thereof.

        (h)    The rights and benefits of the Secured Party hereunder shall, if the Secured Party so directs, inure to any party acquiring any interest in the Obligations or any part thereof.

        (i)    This Security Agreement shall be binding upon the Debtor, its legal representatives, successors and assigns, and shall inure to the benefit of the Secured Party, its legal representatives, successors and assigns.

        (j)    In the event that more than one Debtor shall execute this Security Agreement, the term “Debtor” shall include each as well as all of them, and all obligations, agreements, representations, warranties and covenants hereunder shall be their joint and several obligations, agreements, representations, warranties and covenants. Wherever used herein, words of singular neuter import shall be read as if written in the plural, masculine or feminine whenever the circumstances so require.

        (k)    No recision, waiver, release, modification or amendment of any provision of this Security Agreement shall be valid unless the same shall be in writing and signed by duly authorized officers of the Debtor and Secured Party.

        (l)    The validity, interpretation and legal effect of this Security Agreement shall be governed by, and all rights and liabilities hereunder shall be determined in accordance with the laws of the State of New York. THE DEBTOR HEREBY AGREES THAT ANY ACTION OR PROCEEDING TO ENFORCE OR ARISING OUT OF THIS SECURITY AGREEMENT MAY BE COMMENCED, AT THE OPTION OF THE SECURED PARTY, IN COURTS HAVING SUITS WITHIN THE STATE OF NEW YORK AND THE DEBTOR HEREBY CONSENTS TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURT SELECTED BY THE SECURED PARTY WHICH IS LOCATED WITHIN THE STATE OF NEW YORK AND AGREES NOT TO DISTURB SUCH CHOICE OF FORUM BY THE SECURED PARTY. THE DEBTOR HEREBY AGREES THAT ANY SUMMONS AND COMPLAINT OR OTHER PROCESS COMMENCING AN ACTION OR PROCEEDING IN ANY SUCH COURT SHALL BE PROPERLY SERVED AND SHALL CONFER PERSONAL JURISDICTION IF SERVED AS PROVIDED BY THE LAWS OF THE STATE OF NEW YORK OR THE LAWS OF THE UNITED STATES OF AMERICA. THE DEBTOR AND THE SECURED PARTY HEREBY WAIVE TRIAL BY JURY IN ANY SUCH ACTION OR PROCEEDING TO ENFORCE OR ARISING OUT OF THIS SECURITY AGREEMENT.

        (m)    All notices, requests, demands, directions and other communications which may or are required to be given, served or sent by either the Secured Party or the Debtor to the other under this Security Agreement shall be in writing and shall be deemed to have been properly given or sent if mailed by registered or certified mail or by overnight mail via a nationally recognized carrier, with postage prepaid, addressed to the applicable party (i) in the case of the Secured Party, at 1759 Wehrle Drive, Williamsville, New York 14221 (Attention: Vice President — Credit), (ii) in the case of the Debtor, at the address of the Debtor at 7 Kingsbridge Road, Fairfield, New Jersey 07004 (Attention: ____), or (iii) in the case of each party, at such other address as shall be designated by such party in a written notice to the other party complying as to delivery with the terms of this subparagraph. All such notices, requests, demands, directions and other communications shall, when mailed in the aforesaid manner, be effective when so mailed, except as otherwise provided herein.

        (n)    All terms, unless otherwise defined in this Security Agreement, shall have the definitions set forth in the Uniform Commercial Code from time to time in effect in the State of New York.

        (o)    The Debtor hereby irrevocably appoints the Secured Party the Debtor’s agent with full power, in the same manner, to the same extent and with the same effect as if the Debtor were to do the same, such appointment to be effective only upon the occurrence and during the continuance of an Event of Default: to receive and collect all mail addressed to the Debtor; to direct the place of delivery thereof to any location designated by the Secured Party; to open such mail; to remove all contents therefrom; to retain all contents thereof constituting or relating to the Collateral; and to perform all other acts which the Secured Party reasonably deems appropriate to protect, preserve and realize upon the Collateral. The agency hereby created is unconditional and shall not terminate until all of the Obligations are finally and irrevocably paid in full and until all commitments by the Secured Party to extend credit to the Debtor have expired or been terminated. This power of attorney shall not be affected by the subsequent disability or incompetence of the Debtor.

        (p)    This Security Agreement shall not be deemed or construed to create any commitment or other obligation on the part of the Secured Party to make any sales or deliveries of Equipment or Inventory to the Debtor and all sales and deliveries to be made, if any, shall be made from time to time at the sole discretion of the Secured Party upon such terms and conditions as the Debtor and the Secured Party shall agree.

        (q)    This Security Agreement is and is intended to be a continuing Security Agreement and shall remain in full force and effect until five (5) days after the Secured Party shall have actually received from the Debtor written notice of its discontinuance; provided, however, that this Security Agreement shall remain in full force and effect thereafter until all of the Obligations outstanding, or contracted or committed for (whether or not outstanding), before the receipt of such notice by the Secured Party and the expiration of such five (5) day period, and any extensions or renewals thereof (whether made before or after receipt of such notice or before or after the expiration of such five (5) day period), together with interest accruing thereon, shall be finally and irrevocably paid in full. If after receipt of any payment of all or any part of the Obligations, the Secured Party is for any reason compelled to surrender such payment to any party, because such payment is determined to be void or voidable as a preference, impermissible set off, or a diversion of trust funds, or for any other reason, this Security Agreement shall continue in full force and effect notwithstanding any contrary action which may have been taken by the Secured Party in reliance upon such payment, and any such contrary action so taken shall be without prejudice to the Secured Party’s rights under this Security Agreement and shall be deemed to have been conditioned upon such payment having become final and irrevocable.

(r)     Debtor agrees not to assume, guarantee, endorse or otherwise become directly, indirectly or contingently liable in connection with any obligations of any other party, including but not limited to Applied Digital Solutions, except: (a) the endorsement of negotiable instruments by Debtor for deposit or collection or similar transactions in the ordinary course of business; and (b) guaranties, endorsements and other direct, indirect or contingent liabilities in connection with the obligations of other parties, in existence on the date hereof and listed in Schedule A hereto. Further, Guarantor agrees not to transfer ay assets to or accept any transfer of assets from, merge or otherwise combine assets, liabilities or equity with, InfoTech USA, Inc. (a Delaware corporation) or Information Technology Services, Inc. (a New York corporation), without the prior written consent of Ingram, which consent shall not be unreasonably withheld.

         IN WITNESS WHEREOF, the Debtor and the Secured Party have duly executed this Security Agreement effective as of the 16th day of May, 2005.

        SECURED PARTY:

        INGRAM MICRO INC.

By:	/s/ Chris Sweeney
(Signature & Title)

        DEBTOR:

        InfoTech USA Inc.,
        a New Jersey corporation

By:	/s/ J. Robert Patterson
(Signature)
J. Robert Patterson Treas/Sec'y
(Print Name & Title)

SCHEDULE A

1.	Security interests or other encumbrances covering the Collateral, if any (paragraphs 3(c) and 4(a)):

Check applicable box (if no box is checked, it shall be deemed to mean that there are no such security interests or other encumbrances):

None Holders of security interests or other encumbrances covering the Collateral are set forth below: Wells Fargo Business Credit, Inc.

2.	Other names under which the Debtor transacts business (paragraph 3(d)):

Check applicable box (if no box is checked, it shall be deemed to mean that there are no such other names):

None Other names are set forth below: InfoTech Information Technology Services, Inc. Information Products Information Products Center, Inc. SysComm SysComm International

3.	Other locations of Equipment or Inventory Collateral, if any (paragraphs 3(g) and 4(a)):

Check applicable box (if no box is checked, it shall be deemed to mean that there are no such other locations):

None Other locations are set forth below: 1001 6th Ave., 12th Floor, New York, NY 10018

4.	Guaranties, endorsements and other direct, indirect or contingent liabilities in connection with the obligations of other parties, in existence on the date on the date of this Agreement.

Wells Fargo Business Credit, Inc. Tech Data Corporation IMB Credit LLC